August 2004 Management
Presentation

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P.
All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the
partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the
prospectus and prospectus supplement, Valero L.P.’s 2003
annual report on Form 10-K and subsequent filings with the
Securities and Exchange Commission.

System Overview

New Jersey

Paulsboro

Refinery

Paulsboro

Refinery

Legend:

Refined Product Terminals

Crude Oil Pipelines

Liquified

Petroleum Gas Pipeline

Hydrogen Pipeline

Crude Oil Storage Tanks

Bulk Feedstock Storage Facilities

Refined Product Pipelines

Valero Energy Refineries

Nuevo  Laredo Propane Terminal

Legend:

Refined Product Terminals

Crude Oil Pipelines

Liquified

Petroleum Gas Pipeline

Hydrogen Pipeline

Crude Oil Storage Tanks

Bulk Feedstock Storage Facilities

Refined Product Pipelines

Valero Energy Refineries

Refined Product Pipelines

Dallas/Ft.Worth

Falls

New Mexico

Colorado

Denver

Albuquerque

Amarillo

Mont

Belvieu

Laredo

Rio Grande Valley

El Paso

San Antonio

Colorado Springs

Kansas

Oklahoma

Texas

McKee

Refinery

Ardmore

Refinery

Texas City

Refinery

Corpus Christi

East & West Refineries

Three Rivers

Refinery

Wichita

Lubbock

Nuevo

Laredo

Santa Fe

Tulsa

Abernathy

Houston Refinery

Dallas/Ft.Worth

Falls

New Mexico

Colorado

Denver

Albuquerque

Amarillo

Mont

Belvieu

Laredo

Rio Grande Valley

El Paso

San Antonio

Colorado Springs

Kansas

Oklahoma

Texas

McKee

Refinery

Ardmore

Refinery

Texas City

Refinery

Texas City

Refinery

Corpus Christi

East & West Refineries

Corpus Christi

East & West Refineries

Three Rivers

Refinery

Wichita

Lubbock

Nuevo

Laredo

Santa Fe

Tulsa

Abernathy

Houston Refinery

Houston Refinery

California

Benicia

Refinery

California

Benicia

Refinery

Key Statistics:

3,700 miles of refined
product pipelines

800 miles of crude oil
pipelines

22 terminals with 4.5
million barrels of refined
product storage capacity

4 primary crude oil
storage tank facilities
with 12.6 million barrels
of crude oil storage
capacity

Balanced Portfolio of Assets

Refined Product
Pipelines

Crude Oil Pipelines

Crude Oil
Storage Tanks

Refined Product
Terminals

Percentage of total operating income for the six months ended
June 30, 2004

Strong Relationship with Valero Energy

Valero L.P. assets critical to profitability of 8 Valero Energy refineries

Long-term handling and throughput agreements in place

100% of crude oil and other feedstocks at 3 refineries

75% of feedstocks and production at 3 refineries

Valero Energy retains all commodity risk

Pre-existing environmental risk retained by Valero Energy

Insurance coverage through Valero Energy’s program

Valero Energy maintains a significant retained interest

46% ownership (44% subordinated common; 2% GP interest)

GP weighted average incentive distribution at around 7.5%

GP’s incentive distribution limited to 25%

Strong Financial Position

(Dollars and Units in thousands, except EPU)

Financial Highlights

3 Mos. Ended 6/30/2004

6 Mos. Ended 6/30/2004

Revenues

$55,707

$108,031

Net Income applicable to LPs

$18,222

$36,703

EPU

$0.79

$1.59

EBITDA

$33,026

$65,996

Distributable Cash Flow

applicable to LPs

$22,033

$45,204

Coverage Ratio

1.20x

1.20x

Debt-to-capitalization

47.2%

47.2%

(1)

Buckeye Partners, Enbridge Energy Partners, Enterprise Products Partners, GulfTerra, Kaneb Pipeline Partners, Kinder Morgan Energy
Partners,  Magellan Midstream Partners, Northern Border Partners, Pacific Energy Partners,  Plains All American Pipeline, Sunoco Logistics
Partners,  TC Pipeline Partners, TEPPCO Partners.

Valero L.P. Has Outperformed Peers Since IPO

50%

100%

150%

200%

250%

300%

4/10/01

9/9/01

2/8/02

7/10/02

12/10/02

5/11/03

10/10/03

3/10/04

8/10/04

Valero L.P.

Peer Group (1)

S&P 500

12/31/01: VLO
acquires UDS
73% interest

4/19/02: Distribution
inc. from $0.60 to
$0.65/unit

7/19/02: Distribution
inc. from $0.65 to
$0.70/unit

7/28/03: Distribution
inc. from $0.70 to
$0.75/unit

3/15/04: GP’s
50% IDRs
limited to 25%

4/26/04: Distribution
inc. from $0.75 to
$0.80/unit

4/10/01: IPO as
Shamrock
Logistics, L.P.

163% total shareholder return since IPO

10% CAGR in distribution since IPO

Continued growth through acquisitions

Focused on acquiring stable, fee-based assets which are
accretive to EPU and distributable cash flow

Internal growth

Increase utilization of existing assets

McKee Refinery System

Expand existing systems

South Texas Pipeline System

Dos Laredos

Invest in new logistics projects

Continuous improvement of operations

Control costs

Improve safety and reliability

Upgrade information controls systems

Valero L.P. Strategy

Denver
KANSAS
McKee Refinery
Refined Product Pipelines
Crude Oil Pipelines
Natural Gas Liquid Pipelines
Refined Product Terminals
Crude Oil Storage Tanks
Santa Fe
Tulsa
Albuquerque
OKLAHOMA
Amarillo
NEW MEXICO
Wichita Falls
Dallas/Ft.Worth
El Paso
TEXAS

Valero LP

McKee Refinery System

Valero LP captures margin on nearly all of Valero Energy’s
McKee refinery feedstock and product movements

Multiple markets available for McKee’s production

Efforts underway to increase utilization on product lines

Houston Refinery
Mont Belvieu
Almeda Terminal
Hobby Terminal
Texas City Refinery
San Antonio Terminal (East)
San Antonio Terminal (South)
Placedo Terminal
Three Rivers Refinery
Corpus Christi Plant (West)
Corpus Christi Terminal
Corpus Christi Plant (East)
Corpus Christi Crude Oil Terminal
Laredo Terminal
Nuevo Laredo Terminal
Edinburg Terminal
Harlingen Terminal
MEXICO

◆

◆

◆

Valero LP

South Texas Pipeline System

Expansion of Valley Line from 23 MBPD to 35 MBPD

Extension of line from Edinburg to Harlingen (40 miles)

Potential opportunities into Northern Mexico

Valley Pipeline

Victoria
Goliad
THREE RIVERS REFINERY
Dimmit
La Salle
McMullen
Beeville
Bee
Refugio
Aransas
Live Oak
Laredo Products Pipeline 8"
98.1 Miles
Odem Products Pipeline 8"
59.1 Miles
Webb
Jim Wells
San Patricio
Odem
TEXAS
New Pipeline 8.5 Miles
CORPUS CHRISTI REFINERIES
Corpus Christi
New Pipeline 11 Miles
New Valero Terminal
Laredo Terminal
Duval
Nueces
MEXICO
Laredo
Kingsville
Kleberg
LEGEND
Zapata
Jim Hogg
Brooks
Kenedy
Dos Laredo Propane Project

Dos Laredos Project

Valero LP supplying 5 mbpd of LPG to Pemex Gas at a new 35,000 bbl terminal in Nuevo Laredo, Mexico

Construction completed on June 1, 2004

Total investment of approximately $28 million

Annual EBITDA contribution of around $4 million

Opportunities to increase volumes and expand deeper into Mexico

Key Investment Highlights

Track record of growth and value creation through

            accretive acquisitions

More than doubled in size since IPO in April 2001

Completed nearly $530 million of accretive acquisitions

Balanced portfolio of fee-based assets

No exposure to commodity price volatility

Strong sponsor support

46% owned by Valero Energy

Solid financial position

Modest leverage and conservative capital structure

Track record of strong and consistent cash flow

          generation

Strong distribution coverage

Appendix

Reconciliation of Net Income to EBITDA and
Distributable Cash Flow

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

$39,724

$51,006

$24,234

$24,744

Distributable cash flow

1,627

975

879

287

        Skelly-Belvieu Pipeline Company

     Plus distributions from

(2,638)

(5,038)

(1,446)

(3,321)

     Less reliability capital expenditures

(7,113)

(10,197)

(4,736)

(5,071)

     Less interest expense, net

(1,331)

(730)

(600)

(177)

        Pipeline Company

        from Skelly-Belvieu

     Less equity income

49,179

65,996

30,137

33,026

EDITDA

11,552

16,123

7,269

8,249

     Plus depreciation and amortization

7,113

10,197

4,736

5,071

     Plus interest expense, net

$30,514

$39,676

$18,132

$19,706

Net income

     2003

     2004

     2003

     2004

Three Months Ended

June 30,

Six Months Ended

June 30,